Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as principal executive officer and principal financial officer of CombinatoRx, Incorporated (the “Company”), do hereby certify that to their knowledge:

1) the Company’s Form 10-K/A for the fiscal year ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Company’s Form 10-K/A for the fiscal year ended December 31, 2009 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ MARK H.N. CORRIGAN
Mark H.N. Corrigan
President and Chief Executive Officer (principal executive officer)

/S/ JUSTIN A. RENZ
Justin A. Renz
Senior Vice President and Chief Financial Officer (principal financial and accounting officer)

Dated: April 30, 2010